UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2026
___________________
TRULIEVE CANNABIS CORP.
(Exact Name of Registrant as specified in its charter)
___________________

British Columbia	000-56248	84-2231905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3494 Martin Hurst Road
Tallahassee, FL 32312
(Address of principal executive offices and zip code)

(850) 298-8866
(Registrant’s telephone number, including area code)
Not Applicable
(Registrant’s name or former address, if change since last report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The following are the voting results for the proposals considered and voted upon at the Meeting, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2026.

Proposal No. 1: To set the number of directors of the Company at seven (7)

Votes For	Votes Against	Abstain
107,646,420	1,235,766	405,399

Proposal No. 2: To elect seven directors as directors of the Company for the forthcoming year.

The shareholders voted to elect the following individuals as directors of the Company until the next annual meeting of shareholders at which election of directors is considered, or until his or her successor is duly elected or appointed:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Matthew Foulston	51,696,477	385,925	57,205,183
Peter Healy	51,392,543	689,859	57,205,183
Richard May	51,395,915	686,487	57,205,183
Thomas Millner	51,361,433	720,969	57,205,183
Jane Morreau	51,425,947	656,455	57,205,183
Kim Rivers	49,390,466	2,691,936	57,205,183
Susan Thronson	48,923,343	3,159,059	57,205,183

Proposal No. 3: To conduct a non-binding advisory vote on the compensation of the Company’s named executive officers.

The shareholders approved the compensation paid to the Company’s named executive officers for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstain	Broker Non-Votes
49,752,239	1,997,073	333,090	57,205,183

Proposal No. 4: To ratify the selection by the Audit Committee of the Board of WithumSmith+Brown, PC as auditors for the Company for the year ending December 31, 2026.

The shareholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the ensuing fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstain
107,441,983	1,169,382	676,220

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trulieve Cannabis Corp.

By:	/s/ Eric Powers
Name:	Eric Powers
Title:	Chief Legal Officer
Date: June 11, 2026